NEUBERGER BERMAN EQUITY FUNDS(R)

Supplement to the Prospectus dated December 17, 2004.

NEUBERGER BERMAN REGENCY FUND:
        TRUST CLASS

THE FOLLOWING REPLACES THE SECTION ENTITLED "INVESTOR EXPENSES" ON PAGE 46 OF THE TRUST CLASS PROSPECTUS:

The fund does not charge you any fees for buying, selling or exchanging shares or for maintaining your account. Your only fund cost is your share of annual operating expenses. The expense example can help you compare costs among funds.

 FEE TABLE
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 SHAREHOLDER FEES                                             None
 ANNUAL OPERATING EXPENSES (% of average net assets)*
 These are deducted from fund assets, so you pay them
 indirectly
                Management Fees                               0.95
 PLUS:          Distribution (12b-1) Fees                     0.10
                Other expenses                                0.62
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 EQUALS:        Total annual operating expenses               1.67
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 MINUS:         Expense Reimbursement                         0.42
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 EQUALS:        Net Expenses                                  1.25
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* Neuberger Berman Management Inc. (NBMI) has contractually agreed to reimburse certain expenses of the fund through 8/31/2015 so that the total annual operating expenses of the fund are limited to 1.25% of average net assets. This arrangements does not cover interest, taxes, brokerage commissions, and extraordinary expenses. The fund has agreed to repay NBMI for expenses reimbursed to the fund provided that repayment does not cause the fund's annual operating expenses to exceed 1.25% of its average net assets. Any such repayment must be made within three years after the year in which NBMI incurred the expense. The figures in the table are based on last year's expenses.

EXPENSE EXAMPLE

The example assumes that you invested $10,000 for the periods shown, that you earned a hypothetical 5% total return each year, and that the fund's expenses were those in the table to the left. Your costs would be the same whether you sold your shares or continued to hold them at the end of each period. Actual performance and expenses may be higher or lower.

                       1 Year          3 Years         5 Years         10 Years
Expenses                $127            $397             $686           $1511

THE FOLLOWING REPLACES THE FIRST TWO PARAGRAPHS IN THE SECTION ENTITLED "MANAGEMENT" ON PAGE 46 OF THE TRUST CLASS PROSPECTUS:

S. Basu Mullick is a Vice President of Neuberger Berman Management Inc. and a Managing Director of Neuberger Berman, LLC. He has managed the fund since 2005 and has been a fund manager at Neuberger Berman Management Inc. since 1998. He previously co-managed the fund from its inception in 1999 to 2000.

THE DATE OF THIS SUPPLEMENT IS JUNE 30, 2005 AND SUPERCEDES THE SUPPLEMENT FOR THE TRUST CLASS PROSPECTUS DATED JUNE 7, 2005.

                                            NEUBERGER BERMAN
                                            A LEHMAN BROTHERS COMPANY
                                            NEUBERGER BERMAN MANAGEMENT, INC.
                                            605 Third Avenue  2nd Floor
                                            New York, NY  10158-0180
                                            SHAREHOLDER SERVICES
                                            800.877.9700
                                            INSTITUTIONAL SERVICES
                                            800.366.6264
                                            www.nb.com